Exhibit 10.2

EXECUTION VERSION

INCREMENTAL REVOLVING CREDIT ASSUMPTION AND

REFINANCING FACILITY AGREEMENT

dated as of May 20, 2015

relating to the

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

dated as of June 4, 2014,

among

TRANSDIGM INC.,

TRANSDIGM GROUP INCORPORATED,

THE SUBSIDIARIES OF TRANSDIGM INC. FROM TIME TO TIME PARTY THERETO,

THE LENDERS PARTY THERETO

and

CREDIT SUISSE AG,

as Administrative Agent and Collateral Agent

CREDIT SUISSE SECURITIES (USA) LLC

and

CITIGROUP GLOBAL MARKETS INC.,

as Joint Lead Arrangers

CREDIT SUISSE SECURITIES (USA) LLC,

CITIGROUP GLOBAL MARKETS INC.,

MORGAN STANLEY SENIOR FUNDING, INC.,

UBS SECURITIES LLC,

BARCLAYS BANK PLC,

RBC CAPITAL MARKETS,

HSBC SECURITIES (USA) INC.

and

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,

as Joint Bookrunners

and

PNC CAPITAL MARKETS LLC,

as

Manager

INCREMENTAL REVOLVING CREDIT ASSUMPTION AND REFINANCING FACILITY AGREEMENT dated as of May 20, 2015 (this “Agreement”), relating to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of June 4, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among TRANSDIGM INC., a Delaware corporation (the “Borrower”), TRANSDIGM GROUP INCORPORATED, a Delaware corporation (“Holdings”), each subsidiary of the Borrower from time to time party thereto, the lenders party thereto (the “Existing Lenders”), and CREDIT SUISSE AG, as administrative agent and collateral agent for the Lenders (in such capacities, the “Agent”).

A. The Borrower has requested that on the Second 2015 Effective Date (as defined below) (i) the Persons set forth on Schedule I hereto (the “Incremental Dollar Revolving Credit Lenders”) provide Incremental Revolving Credit Commitments in an aggregate amount of $130,000,000 (the “Incremental Dollar Revolving Credit Commitments”) to the Borrower and (ii) the Persons set forth on Schedule II hereto (the “Tranche E Refinancing Term Lenders”) make Refinancing Term Loans in an aggregate principal amount of $248,870,695.51 (the “Tranche E Refinancing Term Loans”) to the Borrower.

B. The Incremental Dollar Revolving Credit Lenders are willing to provide the Incremental Dollar Revolving Credit Commitments to the Borrower on the Second 2015 Effective Date and the Tranche E Refinancing Term Lenders are wiling to make the Tranche E Refinancing Term Loans to the Borrower on the Second 2015 Effective Date, in each case on the terms and subject to the conditions set forth herein and in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein (including in the recitals hereto) shall have the meanings given to them in the Credit Agreement. The rules of interpretation set forth in Section 1.03 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis. As used herein, the term “2015 Additional Transactions” means, collectively, (a) the execution, delivery and performance by each Loan Party of this Agreement, (b) the Borrowing of the Tranche E Refinancing Term Loans hereunder and the use of the proceeds thereof in accordance with the terms of the Credit Agreement and this Agreement, (c) the establishment of the Incremental Dollar Revolving Credit Commitments pursuant hereto, (d) the repayment of outstanding Tranche C Term Loans in an aggregate principal amount, together with all accrued interest thereon, of $248,870,695.51 (the “Tranche C Refinancing”) and (e) the payment of fees and expenses incurred in connection with the foregoing.

SECTION 2. Incremental Dollar Revolving Credit Commitments. (a) Each Incremental Dollar Revolving Credit Lender hereby agrees, severally and not jointly, on the terms set forth herein and in the Credit Agreement and subject to the conditions set forth herein, to provide Incremental Dollar Revolving Credit Commitments to the Borrower on the Second 2015 Effective Date in an aggregate amount not to exceed the amount set forth opposite such Incremental Dollar Revolving Credit Lender’s name on Schedule I hereto.

(b) The Incremental Dollar Revolving Credit Lenders shall constitute “Incremental Revolving Credit Lenders”, “Revolving Credit Lenders” and “Lenders”, the Incremental Dollar Revolving Credit Commitments shall constitute “Incremental Revolving Credit Commitments” and “Dollar Revolving Credit Commitments” and the loans made thereunder shall constitute “Incremental Revolving Loans” and “Dollar Revolving Loans”, in each case for all purposes of the Credit Agreement and the other Loan Documents.

(c) (i) Upon the effectiveness of the Incremental Dollar Revolving Credit Commitments, each Dollar Revolving Credit Lender immediately prior to such effectiveness will automatically and without further act be deemed to have assigned to each Incremental Dollar Revolving Credit Lender, and each such Incremental Dollar Revolving Credit Lender will automatically and without further act be deemed to have assumed, a portion of such Dollar Revolving Credit Lender’s participations under the Credit Agreement in outstanding Dollar Letters of Credit and Swingline Loans (if any) such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding (x) participations under the Credit Agreement in Dollar Letters of Credit and (y) participations under the Credit Agreement in Swingline Loans held by each Dollar Revolving Credit Lender (including each such Incremental Dollar Revolving Credit Lender) will equal such Lender’s Pro Rata Percentage and (ii) if, on the Second 2015 Effective Date, there are any Dollar Revolving Loans outstanding, such Dollar Revolving Loans shall, upon the effectiveness of the Incremental Dollar Revolving Credit Commitments, be prepaid from the proceeds of additional Dollar Revolving Loans made under the Credit Agreement (reflecting the increase in the Total Dollar Revolving Credit Commitment), which prepayment shall be accompanied by accrued interest on the Dollar Revolving Loans being prepaid and any costs incurred by any Dollar Revolving Credit Lender in accordance with Section 2.15 of the Credit Agreement.

SECTION 3. Term Loan Commitments. (a) Each Tranche E Refinancing Term Lender hereby agrees, severally and not jointly, on the terms set forth herein and in the Credit Agreement and subject to the conditions set forth herein, to make Tranche E Refinancing Term Loans to the Borrower on the Second 2015 Effective Date in an aggregate principal amount not to exceed the amount set forth opposite such Tranche E Refinancing Term Lender’s name on Schedule II hereto. Amounts borrowed under this Section 3(a) and repaid or prepaid may not be reborrowed.

(b) Unless the context shall otherwise require, the Tranche E Refinancing Term Loans shall constitute “Refinancing Term Loans” and “Tranche E Term

Loans”, and the Tranche E Refinancing Term Lenders shall constitute “Refinancing Term Lenders” and “Lenders”, in each case for all purposes of the Credit Agreement and the other Loan Documents.

(c) The proceeds of the Tranche E Refinancing Term Loans shall be used solely to finance the Tranche C Refinancing and any related expenses.

(d) Unless previously terminated, the commitments of the Tranche E Refinancing Term Lenders pursuant to Section 2(a) shall terminate upon the making of the Tranche E Refinancing Term Loans on the Second 2015 Effective Date.

(e) On the Second 2015 Effective Date, the principal amount of each scheduled repayment of Tranche E Term Loans pursuant to Section 2.08(b) of the Credit Agreement (as set forth in Incremental Assumption Agreement No. 1) shall be increased an amount necessary to give effect to the increase in outstanding Tranche E Term Loans as a result of the making of the Tranche E Refinancing Term Loans hereunder.

(f) The Tranche C Refinancing Term Loans shall have the same terms as the Tranche E Term Loans and the initial Interest Period applicable thereto shall be the Interest Period set forth in the notice of borrowing delivered on the Second 2015 Effective Date pursuant to Section 4(e) of this Agreement.

(g) The parties hereto agree that the Agent is authorized to take such actions as are necessary to ensure that the Tranche C Refinancing Term Loans are included in each Borrowing of Tranche E Term Loans outstanding on the Second 2015 Effective Date on a ratable basis.

SECTION 4. Conditions Precedent to Effectiveness. The effectiveness of this Agreement and the obligations of the Incremental Dollar Revolving Credit Lenders to provide the Incremental Dollar Revolving Credit Commitments and of the Tranche E Refinancing Term Lenders to make the Tranche E Refinancing Term Loans shall be subject to the satisfaction or waiver of the following conditions precedent (the date on which such conditions precedent are so satisfied or waived, the “Second 2015 Effective Date”):

(a) the Agent shall have received counterparts of this Agreement that, when taken together, bear the signatures of (i) the Borrower, Holdings and the Subsidiaries of the Borrower party to the Credit Agreement on the date hereof, (ii) the Agent, (iii) the Incremental Dollar Revolving Credit Lenders and (iv) the Tranche E Refinancing Term Lenders;

(b) at the time of and immediately after giving effect to the Incremental Dollar Revolving Credit Commitments and the making of the Tranche E Refinancing Term Loans and the application of the proceeds thereof, each of the conditions set forth in Section 4.01(b) and Section 4.01(c) of the Credit Agreement shall be satisfied; provided that, for purposes of the condition set forth in Section 4.01(b), the words “Second Restatement Date” set forth in Section 3.13(a) of the Credit

Agreement shall be deemed to be “Second 2015 Effective Date” in each place they appear therein, the words “Second Restatement Transactions” in Section 3.13(a) of the Credit Agreement shall be deemed to refer to the 2015 Additional Transactions, and the parenthetical in Section 3.13(a) of the Credit Agreement shall be disregarded;

(c) the Consolidated Net Leverage Ratio and the Consolidated Secured Net Debt Ratio, in each case determined as of the Second 2015 Effective Date after giving effect to the 2015 Additional Transactions, shall be no greater than 7.25 to 1.00 and 4.25 to 1.00, respectively;

(d) the Agent shall have received a certificate dated as of the Second 2015 Effective Date and executed by a Financial Officer of the Borrower with respect to the conditions set forth in paragraphs (b) and (c) above;

(e) the Agent shall have received a notice of borrowing in accordance with Section 2.03 and 2.26(a) of the Credit Agreement;

(f) the Agent shall have received legal opinions, board resolutions and other closing certificates consistent with those delivered on the 2015 Effective Date;

(g) the Agent shall have received, at least three Business Day prior to the Second 2015 Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, that has been reasonably requested by the Agent, any Incremental Dollar Revolving Credit Lender or any Tranche E Refinancing Term Lender at least five Business Days prior to the Second 2015 Effective Date; and

(h) the Agent shall have received all fees and reimbursement of all expenses separately agreed in writing by the Borrower and the arrangers of the Incremental Dollar Revolving Credit Commitments and the Tranche E Refinancing Term Loans or required by Section 9.03 of the Credit Agreement or by any other Loan Document to be reimbursed by the Borrower on the Second 2015 Effective Date in connection with this Agreement and the transactions contemplated hereby to the extent invoiced at least one Business Day prior to the Second 2015 Effective Date.

The Agent shall notify the Borrower and the Lenders of the Second 2015 Effective Date, and such notice shall be conclusive and binding.

SECTION 5. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, Holdings and the Borrower represent and warrant to each of the Lenders (including the Incremental Dollar Revolving Credit Lenders and the Tranche E Refinancing Term Lenders) and the Agent that (a) this Agreement has been duly authorized, executed and delivered by Holdings, the Borrower and the Subsidiaries of the Borrower party hereto, and this Agreement constitutes a legal, valid and binding obligation of Holdings, the Borrower and the Subsidiaries of the Borrower party hereto, subject to applicable bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally and to general principles of equity; (b) after giving effect to this Agreement, the representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Second 2015 Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date; provided that, (i) in each case, such materiality qualifier shall not be applicable to any representation and warranty that already is qualified or modified by materiality in the text thereof and (ii) for purposes of the representation in Section 3.13(a) of the Credit Agreement, the words “Second Restatement Date” in each place set forth therein shall be deemed to be “Second 2015 Effective Date”, the words “Second Restatement Transactions” shall be deemed to refer to the 2015 Additional Transactions and the parenthetical in Section 3.13(a) of the Credit Agreement shall be disregarded and (c) as of the Second 2015 Effective Date, after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing or would reasonably be expected to result from the establishment of the Incremental Dollar Revolving Credit Commitments or the borrowing of the Tranche E Refinancing Term Loans and the use of the proceeds thereof.

SECTION 6. Effect of Agreement. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Agreement shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the Second 2015 Effective Date, any reference to the Credit Agreement in any Loan Document, and the terms “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import in the Credit Agreement, shall, unless the context otherwise requires, mean the Credit Agreement as modified hereby. This Agreement shall constitute a “Loan Document”, an “Incremental Revolving Credit Assumption Agreement” and a “Refinancing Facility Agreement”, in each case for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 7. Acknowledgement and Consent. Each Loan Party hereby acknowledges that it has read this Agreement and consents to the terms hereof and further hereby affirms, confirms and agrees that (a) notwithstanding the effectiveness of this Agreement, the obligations of such Loan Party under each of the Loan Documents to which it is a party shall not be impaired and each of the Loan Documents to which such Loan Party is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects, in each case, as amended hereby; (b) its Guarantee of the Obligations, and the pledge of and/or grant of a security interest in its assets as Collateral to secure the Obligations, all as and to the extent provided in the Collateral

Documents as originally executed, shall continue in full force and effect in respect of, and to secure, the Obligations (including the Tranche E Refinancing Term Loans and the Incremental Dollar Revolving Credit Commitments and the loans and other extensions of credit thereunder); and (c) all the representations and warranties made by or relating to it contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Second 2015 Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representation and warranty that already is qualified or modified by materiality in the text thereof.

SECTION 8. Certain Post-Effectiveness Collateral Obligations. The Borrower shall deliver to the Agent each of the documents, and take each of the actions, specified in Schedule III hereto.

SECTION 9. FATCA Treatment; Tax Forms. (a) For purposes of determining withholding Taxes imposed under FATCA, from and after Second 2015 Effective Date, the Borrower and the Agent shall treat (and the Lenders hereby authorize the Agent to treat) the Revolving Loans as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

(b) The Borrower hereby requests each Foreign Lender to promptly submit duly completed and signed copies of one or more of forms or certificates described in Section 2.16(f)(ii)(A), (B), (C), (D), (E), (F) or (G) of the Credit Agreement and each Foreign Lender agrees that the Borrower’s request is reasonable pursuant to 2.16(f)(iii)(A)(3) of the Credit Agreement.

SECTION 10. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic method of transmission shall be effective as delivery of a manually signed counterpart of this Agreement.

SECTION 11. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. The provisions of Sections 9.09 and 9.10 of the Credit Agreement shall apply to this Agreement to the same extent as if fully set forth herein.

SECTION 12. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the date first above written.

TRANSDIGM INC.

by	/s/ Sean Maroney
Name:	Sean Maroney
Title:	Treasurer

TRANSDIGM GROUP INCORPORATED

by	/s/ Sean Maroney
Name:	Sean Maroney
Title:	Treasurer

[Signature Page to Incremental Revolving Credit Assumption and Refinancing Facility Agreement]

ACME AEROSPACE, INC.
ADAMS RITE AEROSPACE, INC.
AEROCONTROLEX GROUP, INC.
AEROSONIC LLC
AIRBORNE ACQUISITION, INC.
AIRBORNE GLOBAL, INC.
AIRBORNE HOLDINGS, INC.
AIRBORNE SYSTEMS NA INC.
AIRBORNE SYSTEMS NORTH AMERICA INC.
AIRBORNE SYSTEMS NORTH AMERICA OF CA INC.
AIRBORNE SYSTEMS NORTH AMERICA OF NJ INC.
AMSAFE - C SAFE, INC.
AMSAFE GLOBAL HOLDINGS, INC.
AMSAFE INDUSTRIES, INC.
AMSAFE, INC.
AP GLOBAL ACQUISITION CORP.
AP GLOBAL HOLDINGS, INC.
ARKWIN INDUSTRIES, INC.
AVIATION TECHNOLOGIES, INC.
AVIONIC INSTRUMENTS LLC
AVIONICS SPECIALTIES, INC.
AVTECHTYEE, INC.
BRIDPORT HOLDINGS, INC.
BRIDPORT-AIR CARRIER, INC.
BRUCE AEROSPACE INC.
BRUCE INDUSTRIES, INC.
CDA INTERCORP LLC
CEF INDUSTRIES, LLC
CHAMPION AEROSPACE LLC
DUKES AEROSPACE, INC.
ELECTROMECH TECHNOLOGIES LLC
HARCO LLC
HARTWELL CORPORATION
MALAYSIAN AEROSPACE SERVICES, INC.
MARATHONNORCO AEROSPACE, INC.
MCKECHNIE AEROSPACE DE, INC.
MCKECHNIE AEROSPACE HOLDINGS, INC.
MCKECHNIE AEROSPACE INVESTMENTS, INC.
MCKECHNIE AEROSPACE US LLC
SCHNELLER HOLDINGS LLC
SCHNELLER LLC
SEMCO INSTRUMENTS, INC.
SHIELD RESTRAINT SYSTEMS, INC.

[Signature Page to Incremental Revolving Credit Assumption and Refinancing Facility Agreement]

SKURKA AEROSPACE INC. TELAIR INTERNATIONAL LLC TELAIR US LLC TEXAS ROTRONICS, INC. TRANSICOIL LLC

WHIPPANY ACTUATION SYSTEMS, LLC

by	/s/ Sean Maroney
Name:	Sean Maroney
Title:	Treasurer

BRIDPORT ERIE AVIATION, INC.

by	/s/ Sean Maroney
Name:	Sean Maroney
Title:	President

[Signature Page to Incremental Revolving Credit Assumption and Refinancing Facility Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Tranche E Refinancing Term Lender, as Incremental Dollar Revolving Credit Lender and as Agent

by	/s/ Robert Hetu
Name:	Robert Hetu
Title:	Authorized Signatory

by	/s/ Karim Rahimtoola
Name:	Karim Rahimtoola
Title:	Authorized Signatory

[Signature Page to Incremental Revolving Credit Assumption and Refinancing Facility Agreement]

SIGNATURE PAGE TO INCREMENTAL REVOLVING CREDIT ASSUMPTION AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Agreement as an Incremental Dollar Revolving Credit Lender:

Name of Institution:	GOLDMAN SACHS BANK USA

	by	/s/ Rebecca Kratz
	Name:	Rebecca Kratz
	Title:	Authorized Signatory

[Signature Page to Incremental Revolving Credit Assumption and Refinancing Facility Agreement]

SIGNATURE PAGE TO INCREMENTAL REVOLVING CREDIT ASSUMPTION AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Agreement as an Incremental Dollar Revolving Credit Lender:

Name of Institution:	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,

	by	/s/ Mark Koneval
	Name:	Mark Koneval
	Title:	Managing Director

For any institution requiring a second signature line:

	by	/s/ Brad Matthews
	Name:	Brad Matthews
	Title:	Director

[Signature Page to Incremental Revolving Credit Assumption and Refinancing Facility Agreement]

SIGNATURE PAGE TO INCREMENTAL REVOLVING CREDIT ASSUMPTION AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Agreement as an Incremental Dollar Revolving Credit Lender:

Name of Institution:	Barclays Bank PLC

	by	/s/ Craig J. Malloy
	Name:	Craig J. Malloy
	Title:	Director

[Signature Page to Incremental Revolving Credit Assumption and Refinancing Facility Agreement]

SIGNATURE PAGE TO INCREMENTAL REVOLVING CREDIT ASSUMPTION AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Agreement as an Incremental Dollar Revolving Credit Lender:

Name of Institution:	Morgan Stanley Bank, NA.

	by	/s/ Michael King
	Name:	Michael King
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Incremental Revolving Credit Assumption and Refinancing Facility Agreement]

SIGNATURE PAGE TO INCREMENTAL REVOLVING CREDIT ASSUMPTION AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Agreement as an Incremental Dollar Revolving Credit Lender:

Name of Institution:	ROYAL BANK OF CANADA

	by	/s/ Richard C. Smith
	Name:	Richard C. Smith
	Title:	Authorized Signatory

[Signature Page to Incremental Revolving Credit Assumption and Refinancing Facility Agreement]

SIGNATURE PAGE TO INCREMENTAL REVOLVING CREDIT ASSUMPTION AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Agreement as an Incremental Dollar Revolving Credit Lender:

Name of Institution:	HSBC Bank USA, National Association

	by	/s/ Paul L. Hatton
	Name:	Paul L. Hatton
	Title:	Managing Director

[Signature Page to Incremental Revolving Credit Assumption and Refinancing Facility Agreement]

SIGNATURE PAGE TO INCREMENTAL REVOLVING CREDIT ASSUMPTION AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Agreement as an Incremental Dollar Revolving Credit Lender:

Name of Institution:	Citibank, N.A.

	by	/s/ Paul Wood
	Name:	Paul Wood
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Incremental Revolving Credit Assumption and Refinancing Facility Agreement]

SIGNATURE PAGE TO INCREMENTAL REVOLVING CREDIT ASSUMPTION AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Agreement as an Incremental Dollar Revolving Credit Lender:

Name of Institution:	PNC Bank, N.A.

	by	/s/ Andrew M. Rutherford
	Name:	Andrew M. Rutherford
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Incremental Revolving Credit Assumption and Refinancing Facility Agreement]

SIGNATURE PAGE TO INCREMENTAL REVOLVING CREDIT ASSUMPTION AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Agreement as an Incremental Dollar Revolving Credit Lender:

Name of Institution:	UBS AG, STAMFORD BRANCH

	by	/s/ Kenneth Chin
	Name:	Kenneth Chin
	Title:	Director

For any institution requiring a second signature line:

	by	/s/ Denise Bushee
	Name:	Denise Bushee
	Title:	Associate Director

[Signature Page to Incremental Revolving Credit Assumption and Refinancing Facility Agreement]

SCHEDULE I

Incremental Dollar Revolving Credit Commitments

Incremental Dollar Revolving Credit Lender	Incremental Dollar Revolving Credit Commitment
Goldman Sachs Bank USA	$40,000,000
Credit Agricole Corporate and Investment Bank	$25,000,000
Barclays Bank PLC	$10,000,000
Morgan Stanley Bank, N.A.	$10,000,000
Royal Bank of Canada	$10,000,000
HSBC Bank USA, National Association	$10,000,000
Citibank, N.A.	$10,000,000
Credit Suisse AG, Cayman Islands Branch	$5,000,000
PNC Bank, N.A.	$5,000,000
UBS AG, Stamford Branch	$5,000,000

TOTAL	$130,000,000

SCHEDULE II

Tranche E Refinancing Term Loans

Tranche E Refinancing Term Lender	Tranche E Refinancing Term Loan Amount
Credit Suisse AG, Cayman Islands Branch	$248,870,695.51

TOTAL	$248,870,695.51

SCHEDULE III

Post-Incremental Second 2015 Effective Date Obligations

Within 90 days after the Second 2015 Effective Date (or such later date that the Agent in its reasonable discretion may permit), with respect to the below described Mortgaged Properties, the Agent shall have received (i) an amendment to the applicable Existing Mortgage in form and substance reasonably satisfactory to the Agent, (ii) evidence that a counterpart of such amendment to the Existing Mortgage has been recorded (or delivered to the appropriate Title Insurance Company subject to arrangements reasonably satisfactory to the Agent for recording promptly thereafter in the place necessary, in the Agent’s reasonable judgment, to create a valid and enforceable first priority Lien in favor of the Agent for the benefit of itself and the Secured Parties), (iii) a “date-down” endorsement to the existing Title Insurance Policy, which shall amend the description therein of the insured Existing Mortgage to include the amendment of the Existing Mortgage, and otherwise be in form and substance reasonably satisfactory to the Agent, (iv) a favorable opinion of counsel in the state in which such parcels of real property are located with respect to the enforceability of said amendment of the Existing Mortgage and such other opinions as Agent shall reasonably request, all in form and substance and from counsel reasonably satisfactory to the Agent and (v) such other information, documentation, and certifications (including evidence of flood insurance as may be required by applicable law) as may be reasonably required by the Agent, in each case with respect to the following Mortgaged Properties:

a.	5000 Triggs Street, Los Angeles, CA 90022

b.	900 South Richfield Road, Placentia, CA 92870

c.	9810 6th Street, Rancho Cucamonga, CA 91730

d.	450 Goolsby Blvd., Deerfield, FL 33442

e.	320 S. Church Street, Addison, IL 60101-3750

f.	2600 South Custer Ave., Wichita, KS 67217

g.	1414 Randolph Avenue, Avenel, NJ 07001

h.	313 Gillett Street, Painesville, OH 44077

i.	4223 Monticello Blvd., South Euclid, OH 44121

j.	1230 Old Norris Road, Liberty, SC 29657

k.	8301 Imperial Drive, Waco, TX 76712

l.	1043 North 47th Ave., Phoenix, AZ 85043-1817

m.	6019 Powdermill Road, Franklin Twp., Kent, OH 44240-7109